EXHIBIT 99.1

Aptose Announces Adjournment of its Special Meeting of Shareholders

SAN DIEGO and TORONTO, Aug. 15, 2024 (GLOBE NEWSWIRE) -- Aptose Biosciences Inc. (“Aptose” or the “Company”) (NASDAQ: APTO, TSX: APS), a clinical-stage precision oncology company developing highly differentiated oral targeted agents to treat hematologic malignancies, today announced that its special meeting of shareholders (the "Meeting") convened on August 15, 2024, at 1:00 p.m. (ET) has been adjourned to September 5, 2024 at 1 p.m. (ET), without business being considered, due to a lack of quorum.

At the time the Meeting was adjourned, proxies had been submitted by shareholders representing 32.76% of the Company's common shares outstanding and entitled to vote, which did not constitute the requisite 33 1/3% quorum pursuant to the Company's by-laws. Based on the votes cast by proxy to date, all resolutions currently have the requisite levels of support from shareholders. The board of directors of Aptose believes that the approval of all matters set out in the Company's proxy statement dated July 11, 2024 (the "Proxy Statement") is in the best interests of the Company and its shareholders.

The deadline for submission of proxies has been extended to September 4, 2024 at 1 p.m. (ET). Proxies previously submitted with respect to the Meeting will be voted on all proposals at the adjourned Meeting unless properly revoked and shareholders who have previously submitted a proxy or otherwise voted need not take any action.

The details of the Meeting, including how to attend the Meeting, are set out in the Proxy Statement. The record date for the determination of shareholders entitled to vote at the Meeting remains July 15, 2024.

To participate online, please use the following information:
Link: web.lumiagm.com/472225818
Password: aptose2024
Registered Shareholder Number: Listed on your form of Proxy

About Aptose

Aptose Biosciences is a clinical-stage biotechnology company committed to developing precision medicines addressing unmet medical needs in oncology, with an initial focus on hematology. The Company's small molecule cancer therapeutics pipeline includes products designed to provide single agent efficacy and to enhance the efficacy of other anti-cancer therapies and regimens without overlapping toxicities. The Company’s lead clinical-stage compound tuspetinib (TUS), is an oral kinase inhibitor that has demonstrated activity as a monotherapy and in combination therapy in patients with relapsed or refractory acute myeloid leukemia (AML), and is being developed as a frontline triplet therapy in newly diagnosed AML. For more information, please visit www.aptose.com.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of Canadian and U.S. securities laws, including statements relating to the Company’s plans, objectives, expectations and intentions and other statements including words such as “continue”, “expect”, “intend”, “will”, “should”, “would”, “may”, and other similar expressions. Such statements reflect our current views with respect to future events and are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by us are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies. Many factors could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements described in this press release. Such factors could include, among others: our ability to remain compliant with Nasdaq listing requirements and other risks detailed from time-to-time in our ongoing quarterly filings, annual information forms, annual reports and annual filings with Canadian securities regulators and the United States Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should the assumptions set out in the section entitled "Risk Factors" in our filings with Canadian securities regulators and the United States Securities and Exchange Commission underlying those forward-looking statements prove incorrect, actual results may vary materially from those described herein. These forward-looking statements are made as of the date of this press release and we do not intend, and do not assume any obligation, to update these forward-looking statements, except as required by law. We cannot assure you that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and accordingly investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.

For further information, please contact:

Aptose Biosciences Inc.
Susan Pietropaolo
Corporate Communications & Investor Relations
201-923-2049
spietropaolo@aptose.com